EXHIBIT 99.1

J.Jill, Inc. Raises Fourth Quarter Guidance Ahead of the 28th Annual ICR Conference

QUINCY, MA – January 12, 2026 - J.Jill, Inc. (NYSE:JILL) today raised its fourth quarter fiscal 2025 guidance in advance of its fireside chat and investor meetings at the 28th Annual ICR Conference.

Mary Ellen Coyne, Chief Executive Officer and President of J.Jill, Inc., commented, “We are pleased to raise our fourth quarter outlook following a stronger-than-anticipated finish to the holiday season. Looking ahead, we will continue to execute our strategic initiatives focused on unlocking future growth and expanding our customer base.”

Outlook

For the Fourth Quarter of Fiscal 2025, the Company now expects the following:

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Net Sales to be down approximately 4% to 6% compared to fiscal 2024
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Comparable Sales to be down approximately 6% to 8% compared to fiscal 2024
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Adjusted EBITDA of $5.0 million to $6.0 million

The above guidance incorporates approximately $5.0 million of incremental cost impact from tariffs, net of vendor negotiated offsets, based on current tariff policies and consistent with prior expectations. The updated outlook for the Fourth Quarter of Fiscal 2025 compares to the previous guidance of total net sales down 5% to 7%, total comparable sales down 6.5% to 8.5%, and Adjusted EBITDA of $3.0 to $5.0 million.

Based on the updated expectations for the Fourth Quarter of Fiscal 2025, the Company expects the following for the Full Year Fiscal 2025:

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Net Sales to be down approximately 3% compared to fiscal 2024
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Comparable Sales to be down approximately 4% compared to fiscal 2024
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Adjusted EBITDA of $82.0 million to $83.0 million
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Total capital expenditures of approximately $20 million
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Net new store growth of 4 new stores

The updated outlook for Fiscal 2025 compares to the previous guidance of total net sales down approximately 3%, total comparable sales down approximately 4%, Adjusted EBITDA of $80.0 to $82.0 million, total capital expenditures of approximately $20 million and net new store growth of 4 new stores.

ICR Conference

The Company is scheduled to participate in a fireside chat at the 28th Annual ICR Conference, held at the Grande Lakes Orlando in Orlando, FL, on Tuesday, January 13, 2026 at 10:30 a.m. Eastern Time. The audio portion of the fireside chat will be webcast live over the Internet and can be accessed on the Company’s Investor Relations website, http://investors.jjill.com/Investors-Relations/News-Events/events. An online archive will be available on that site following the fireside chat.

About J.Jill, Inc.

J.Jill is a national lifestyle brand that provides apparel, footwear and accessories designed to help its customers move through a full life with ease. The brand represents an easy, thoughtful and inspired style that celebrates the totality of all women and designs its products with its core brand ethos in mind: keep it simple and make it matter. J.Jill offers a high touch customer experience through over 200 stores nationwide and a robust ecommerce platform. J.Jill is headquartered outside Boston. For more information, please visit www.jjill.com or http://investors.jjill.com. The information included on our websites is not incorporated by reference herein.

Non-GAAP Financial Measures

The Company has not provided a reconciliation of Adjusted EBITDA outlook for the fourth quarter and full year of fiscal 2025 to GAAP net income, the most directly comparable GAAP financial measure due to the inherent difficulty, without unreasonable efforts, to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate Adjusted EBITDA, including but not limited to: (a) tax-related items, (b) lease expenses for retail stores given ongoing negotiations, and (c) other non-recurring items not indicative of ongoing operating performance. These adjustments are uncertain, depend on various factors that are beyond our control and could have a material impact on net income for the fourth quarter of fiscal 2025.

To supplement our unaudited consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), we use the following non-GAAP measures of financial performance:

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Adjusted EBITDA, which represents net income plus (less) depreciation and amortization, income tax provision, interest expense, interest income, equity-based compensation expense, write-off of property and equipment, amortization of cloud-based software implementation costs, loss on extinguishment of debt, adjustment for exited retail stores, impairment of long-lived assets, loss due to hurricane, and other non-recurring items primarily consisting of non-ordinary course professional fees, non-employee share-based payments, CEO transition costs, severance expense, and legal settlements and fees associated with certain non-recurring transactions and events. We present Adjusted EBITDA on a consolidated basis because management uses it as a supplemental measure in assessing our operating performance, and we believe that it is helpful to investors, securities analysts and other interested parties as a measure of our comparative operating performance from period to period. We also use Adjusted EBITDA as one of the primary methods for planning and forecasting overall expected performance of our business and for evaluating on a quarterly and annual basis actual results against such expectations. Further, we recognize Adjusted EBITDA as a commonly used measure in determining business value and as such, use it internally to report results. We also use Adjusted EBITDA margin which represents, for any period, Adjusted EBITDA as a percentage of net sales.

Forward-Looking Statements

This press release contains, and oral statements made from time to time by our representatives may contain, “forward-looking statements.” All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management, expected market growth and any activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements. Such statements are often identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects,” “goal,” “target” (although not all forward-looking statements contain these identifying words) and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions and are not guarantees of future performance. Because forward-looking statements relate to the future, by their nature, they are inherently subject to a number of risks, uncertainties, potentially inaccurate assumptions and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in any forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions, including risks regarding: (1) our sensitivity to changes in economic conditions and discretionary consumer spending; (2) the material adverse impact of pandemics, other health crises or natural disasters on our operations, business and financial results; (3) our ability to anticipate and respond to changing customer preferences, shifts in fashion and industry trends in a timely manner; (4) our ability to maintain our brand image, engage new and existing customers and gain market share; (5) the impact of operating in a highly competitive industry with increased competition; (6) our ability to successfully optimize our omnichannel operations, including our ability to enhance our marketing efforts and successfully realize the benefits from our investments in new technology, for example our upgraded point-of-sale system and recently implemented order management system; (7) our ability to use effective marketing strategies and increase existing and new customer traffic; (8) any interruptions in our foreign sourcing operations and the relationships with our suppliers and agents; (9) any increases in the demand for, or the price of, raw materials used to manufacture our merchandise and other fluctuations in sourcing and distribution costs; (10) any material damage or interruptions to our information systems; (11) our ability to protect our trademarks and other intellectual property rights; (12) our indebtedness restricting our operational and financial flexibility; (13) our ability to manage our inventory levels, size assortments and merchandise mix; (14) the fact that we are no longer a controlled company; (15) the impact of any new or increased tariffs; (16) our management succession plan; and (17) other factors that may be described in our filings with the Securities and Exchange Commission (the “SEC”), including the factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended February 1, 2025. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. We caution investors, potential investors and others not to place considerable reliance on the forward-looking statements in this press release and in the oral statements made by our representatives. Any such forward-looking statement speaks only as of the date on which it is made. J.Jill undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contacts:

Investor Relations:
Caitlin Churchill

ICR, Inc.

investors@jjill.com

203-682-8200

Business and Financial Media:

Michael McMullan / Danielle Poggi
Berns Communications Group
mmcmullan@bcg-pr.com / dpoggi@bcg-pr.com